EXHIBIT 99.1
® Registered trademark, Ashland or its subsidiaries, registered in various countries
* Trademark owned by third party
*
2010 Citi Basic Materials Symposium
Lamar M. Chambers
Senior Vice President and Chief Financial Officer
November 30, 2010

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-
looking statements are based upon a number of assumptions, including those mentioned within this presentation. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends (including the ability to recover raw-material cost increases through price increases); management plans and strategies; operating efficiencies and economic conditions; legal proceedings and claims (including environmental and asbestos matters); and expectations concerning the sale of the Ashland Distribution business. Other risks and uncertainties include those that are described in filings made by Ashland with the Securities and Exchange Commission, including its most recent Forms 10-K and 10-Q, which are available on Ashland’s website at http://investor.ashland.com or at www.sec.gov. Ashland believes its expectations are reasonable, but cannot assure they will be achieved. Forward-looking information may prove to be inaccurate, and actual results may differ significantly from those anticipated. Ashland is not obligated to subsequently update or revise the forward-looking statements made in this presentation.
Regulation G: Adjusted Results
The information presented herein regarding certain unaudited adjusted or pro forma results does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the company and its segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings has been reconciled with reported GAAP results.

Ashland
Consumer
Markets
(Valvoline)
Ashland
Hercules
Water
Technologies
Ashland
Distribution
Ashland
Aqualon
Functional
Ingredients
#1 global leader
in unsaturated
polyester resins
and vinyl ester
resins
#3 passenger-car
motor oil and
#2 franchised
quick-lube chain
in the United
States
#2 North
American and
#3 global
chemicals
distributor
#1 global
producer
of specialty
papermaking
chemicals
#1 global
producer
of cellulose
ethers
Ashland
Strong Leadership Positions
in Markets We Serve

Ashland Distribution Divestiture
• Signed definitive agreement to sell assets
 of Ashland Distribution to TPG Capital
 - Gross proceeds of $930 million
 - All-cash transaction
 - Net aftertax proceeds of approximately $825 million
• Expect transaction to close during March quarter
 - Contingent upon customary closing conditions
 and receipt of regulatory approvals
 - No financing condition
 • Reverse termination fee of $120 million

Ashland Distribution Divestiture (cont.)
• Treated as discontinued operations
 starting in December 2010 quarter
• Stranded costs of approximately $50 million
 on annual basis
 - Transition Services Agreement
 should cover more than half
 - Roughly $7 million to $8 million negative effect
 on quarterly results starting in December quarter

Ashland
Distribution
37%
Ashland
Distribution
37%
Ashland
Consumer
Markets
19%
FY 20101 = $9.2 billion
Pro Forma2 = $5.7 billion
Ashland
Aqualon
Functional
Ingredients
Ashland
Aqualon
Functional
Ingredients
10%
10%
Ashland
Performance
Materials
22%
Ashland
Performance
Materials
22%
Ashland
Consumer
Markets
31%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
31%
31%
Ashland
Aqualon
Functional
Ashland
Aqualon
Functional
Ingredients
16%
Ingredients
16%
1 For fiscal year ended Sept. 30, 2010, including intersegment sales.
2 Pro forma for fiscal year ended Sept. 30, 2010, including intersegment sales, but excluding Ashland Distribution.
Specialty Chemical Sales Increase to ~70% Pro Forma
Corporate Profile – Sales

7

North
America
67%
North
America
67%
Latin America/
Other - 4%
Europe
Europe
21%
21%
Sales from Outside North America Increase to 45% Pro Forma
FY 20101 = $9.2 billion
Pro Forma2 = $5.7 billion
1 For fiscal year ended Sept. 30, 2010, including intersegment sales.
2 Pro forma for fiscal year ended Sept. 30, 2010, including intersegment sales, but excluding Ashland Distribution.
North
America
55%
North
America
55%
Latin America/
Other - 7%
Europe
Europe
26%
26%
Corporate Profile – Regional Sales

8

FY20101 = $887 million
Pro Forma2 ~ $800 million
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
25%
25%
Ashland Aqualon
Functional
Ashland Aqualon
Functional
Ingredients
Ingredients
27%
27%
Divestiture Has Relatively Small Effect on EBITDA
Ashland
Consumer
Markets
33%
Ashland Hercules
Water Technologies
23%
Ashland Hercules
Water Technologies
23%
Ashland Aqualon
Functional
Ingredients
Ashland Aqualon
Functional
Ingredients
24%
24%
1 For the fiscal year ended Sept. 30, 2010. See Slide 21 for reconciliation to amounts reported under GAAP
2 Pro forma for fiscal year ended Sept. 30, 2010, excluding Ashland Distribution.
Corporate Profile – EBITDA

North
America
North
America
34%
34%
Asia
Pacific
Asia
Pacific
20%
20%
Europe
38%
Coatings
Additives
31%
Coatings
Additives
31%
Energy &
Specialties
Solutions
20%
Regulated
Industries
32%
Regulated
Industries
32%
Sales
by Geography
Sales
by Market
Fiscal Year Ended Sept. 30, 2010
Sales: $0.9 billion
Adjusted EBITDA: $214 million1
Adjusted EBITDA Margin: 23.4%1
Business Overview
Customers	• Diversified, global customer base
Products	• Broad product line based on renewable resources - Water-soluble polymers (cellulose ethers and guar derivatives)
Markets	• Regulated markets - Personal care - Pharmaceutical - Food • Water-based paints • Oilfield (chemicals and drilling muds) • Construction
Sales
by Product
CMC
20%
CMC
20%
HEC
32%
HEC
32%
MC
18%
MC
18%
Other
17%
Other
17%
Klucel™
7%
1 See Slide 21 for reconciliation to amounts reported under GAAP.
™ Trademark, Ashland or its subsidiaries, registered in various countries

North
America
North
America
49%
49%
Europe
34%
Latin
America/
Other
7%
Growth
50%
Growth
50%
Base
31%
Sales
by Geography
Sales
by Market
Fiscal Year Ended Sept. 30, 2010
Sales: $1.8 billion
Adjusted EBITDA: $202 million1
Adjusted EBITDA Margin: 11.3%1
Sales
by Product
Process
26%
Process
26%
Utility
34%
Utility
34%
Functional
40%
Functional
40%
Business Overview
Customers/ Markets
• Growth
 - Commercial and - Packaging
  institutional  - Tissue and towel
 - Food and beverage - Pulp
 - Mining
• Base
 - Printing and writing
 - Specialty chemicals
 - General manufacturing
• Opportunistic
 - Lubricants  - Basic chemicals/
 - Municipal   other

Products/ Services	• Process chemicals: microbial and contaminant control, pulping aids, retention aids and defoamers • Utility water treatments • Functional chemicals: sizing/strength
1 See Slide 21 for reconciliation to amounts reported under GAAP.

Pkg. &
Converting
19%
North
America
North
America
58%
58%
Europe
25%
Latin
America/
Other - 7%
Trans-
portation
Trans-
portation
19%
19%
Industrial
Construction
33%
Business Overview
Customers
• Auto manufacturers; foundries; pipe
 and tank fabricators; packaging and
 converting; bathware, countertop and
 window lineal manufacturers; pipe
 relining contractors; boatbuilders;
 wide and narrow web printers

Products/ Services
• Composites and Adhesives
 - Unsaturated polyester resins
 - Vinyl ester resins
 - Gelcoats
 - Pressure-sensitive adhesives
 - Structural adhesives
 - Specialty resins
• Casting Solutions
 - Foundry binder resins
 - Chemicals
 - Sleeves and filters
 - Design services

Markets	• Construction, packaging and con- verting, transportation and marine
Sales
by Geography
Sales
by Market
Fiscal Year Ended Sept. 30, 2010
Sales: $1.3 billion
Adjusted EBITDA: $87 million1
Adjusted EBITDA Margin: 6.8%1
Asia Pacific
10%
1 See Slide 21 for reconciliation to amounts reported under GAAP.
Ashland Performance Materials
A global leader in specialty chemicals

Lubricants
86%
Filters - 2%
Valvoline
Int'l
23%
Valvoline
Int'l
23%
Do-It-
Yourself
36%
Business Overview
Customers
• Retail auto parts stores and mass
 merchandisers who sell to consumers
• Installers, such as car dealers and
 quick lubes; distributors
• Fleet owners; manufacturers and users
 of industrial and power generation
 equipment

Products/ Services
• Valvoline™ lubricants and
 automotive chemicals
• MaxLife™ lubricants
 for high-mileage vehicles
• SynPower™ synthetic motor oil
• Eagle One™ and Car Brite™
 appearance products
• Zerex™ antifreeze
• Valvoline Instant Oil Change™ service

Market Channels	• Do-It-Yourself (DIY) • Do-It-For-Me (DIFM) • Valvoline International
Sales
by Product Line
Sales
by Market Channel
Do-It-
For-Me
39%
DIFM:
Installer channel
28%
Specialty/
Other - 2%
DIFM:
Valvoline Instant Oil
Change - 11%
Antifreeze - 5%
Appearance
products - 2%
Chemicals - 5%
Fiscal Year Ended Sept. 30, 2010
Sales: $1.8 billion
Adjusted EBITDA: $298 million1
Adjusted EBITDA Margin: 17.0%1
1 See Slide 21 for reconciliation to amounts reported under GAAP.
™ Trademark, Ashland or its subsidiaries, registered in various countries
Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals

13

Ashland Distribution
A leading North American chemicals and plastics distributor
Chemicals
Chemicals
46%
46%
Plastics
42%
Environmental
Services/Other - 3%
Construction
Construction
26%
26%
Other
11%
Sales
by Product
Line
Sales
by Market
Medical - 5%
Marine - 2%
Com-
posites
9%
Chemical
Mfg.
24%
Retail
Consumer - 7%
Personal
Care - 5%
Fiscal Year Ended Sept. 30, 2010
Sales: $3.4 billion
Adjusted EBITDA: $89 million1
Adjusted EBITDA Margin: 2.6%1
1 See Slide 21 for reconciliation to amounts reported under GAAP.
Business Overview
Customers	• Diversified customer base in North America and Europe
Products/ Services	• More than 28,000 packaged and bulk chemicals, solvents, plastics and additives • Comprehensive, hazardous and nonhazardous waste- management solutions in North America
Markets	• Construction • Chemical manufacturing • Paint and coatings • Transportation • Retail consumer • Medical • Personal care • Marine
Trans-
portation
9%

1 Ashland's earnings releases, dated Oct. 26 and July 23, 2010, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
• Strong sales growth versus September 2009 quarter
• Margin compression in three of five commercial units
 primarily due to raw material inflation
As Reported
Adjusted Results Summary1

1 Free cash flow is defined as Cash Flows Provided by Operating Activities from Continuing Operations less Additions to
 Property, Plant and Equipment less Cash Dividends Paid. Ashland's earnings release, dated Oct. 26, 2010, available on
 Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.
Fiscal 2010 Accomplishments
• Accomplished last major milestone of Hercules integration
• Completed cost-reduction initiatives,
 resulting in more than $425 million of annual savings
• Record results from Consumer Markets
• Signed agreement with Süd-Chemie
 to form global castings joint venture
• Strong cash generation
 - Produced free cash flow1 of $276 million
 - Increased liquidity to $1.2 billion
• Doubled dividend to 60 cents per share annually

December Quarter Update
• Demand environment showing typical seasonality
• Functional Ingredients and Water Technologies
 continue to implement pricing actions
 to offset inflationary raw material costs
• Performance Materials again facing inflation
 in number of key raw materials
 - Pricing actions already implemented
• Previous pricing actions enabled
 Consumer Markets to recover
 raw material inflation to date

17

Midcycle EBITDA Margin Targets of 17% to 18%
Midcycle Targets

1 Brazil, Russia, India and China.
Ashland Strategy
• Focus on specialty chemicals
 - Sustainable technologies
 - Water-intensive industries
• Reduce volatility of earnings and cash flow
 and retain conservative financial position
• Leverage formulation and application expertise into
 adjacent markets that value customized-service model
• Expand in high-growth BRIC1 region
• Long history of returning value to shareholders
 through mix of options

Investment Thesis
• Defined long-term strategic vision
 with discipline to make it reality
• Significant growth potential
 across commercial units
• Fiscal conservatism to fully realize
 benefits of operating leverage
• Strong cash generation

21

1 Excludes intersegment sales of $148 million. Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the SEC and posted on Ashland's website. Quarterly totals may not add to annual amounts due to rounding.
Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Non-GAAP Data
for the 12 Months Ended Sept. 30, 20101